UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 22, 2024 (April 16, 2024)

Tredegar Corporation
(Exact Name of Registrant as Specified in its Charter)

Virginia	1-10258	54-1497771
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 Boulders Parkway
Richmond,	Virginia	23225
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code:  (804) 330-1000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	TG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.
On April 16, 2024, Tredegar Corporation (the “Company”), as borrower, and certain of the Company’s material domestic subsidiaries, as guarantors (the “Guarantors”), entered into Amendment No. 4 (the “Fourth Amendment”) to the Second Amended and Restated Credit Agreement dated June 29, 2022 (as previously amended, the “Amended Credit Agreement”), among JPMorgan Chase Bank, N.A., as administrative agent (the “Agent”), Citizens Bank, N.A. and PNC Bank, National Association, as co-syndication agents, and Bank of America, N.A., U.S. Bank National Association and Wells Fargo Bank, National Association, as co-documentation agents, and the other lenders party thereto (collectively, the “Lenders”).
The material terms of the Fourth Amendment include the following:
•The outside date in the “ABL Adjustment Date” definition was changed from March 31, 2025 to September 30, 2025. The ABL Adjustment Date is the date that the Company’s maximum borrowing under the Amended Credit Agreement will be reduced from $180 million to $125 million, which with the Fourth Amendment is the earlier of the closing of the Flexible Packaging Films (also referred to as "Terphane") sale or September 30, 2025.
•The monthly minimum Consolidated EBITDA (as defined in the Amended Credit Agreement) covenant levels were extended to September 2025 to accommodate the extension of the ABL Adjustment Date (as defined in the Amended Credit Agreement).
•From the closing date of the Fourth Amendment until the ABL Adjustment Date and, following the ABL Adjustment Date, upon the request of the Agent, from and after the date on which Availability (as defined in the Amended Credit Agreement) is less than 20% of the Aggregate Commitment (as defined in the Amended Credit Agreement) until Availability remains greater than 20% of the Aggregate Commitment for a period of 30 consecutive calendar days, the Company must provide the Agent a Borrowing Base Certificate (as defined in the Amended Credit Agreement) and supporting information on a weekly basis.
The Company and its affiliates regularly engage the Lenders to provide other banking services. All of these engagements are negotiated at arm’s length.
The foregoing description of the Fourth Amendment is not complete and is qualified in its entirety by reference to the entire Fourth Amendment, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.
The Company executed the Fourth Amendment to its asset-based lending facility that extended the outside date in the “ABL Adjustment Date” definition from March 31, 2025 to September 30, 2025. The ABL Adjustment Date is the date that the Company’s maximum borrowing under its asset-based lending facility will be reduced from $180 million to $125 million, which is the earlier of the closing of the Terphane sale or September 30, 2025.
The Company entered into the Fourth Amendment as a conservative measure to accommodate the time horizon needed for the ABL Adjustment Date to simplify the financial reporting disclosures relating to liquidity. In addition, moving to weekly reporting of the borrowing base provides the Company with additional control and monitoring over working capital and net debt increases.
As previously reported, on September 1, 2023, the Company entered into an agreement to sell its Terphane business to affiliates of Oben Group for net debt-free base consideration of $116 million (estimated at $85 million after income taxes, Brazil withholding taxes, escrow funds and transaction costs), pending the satisfaction of certain customary closing conditions, including clearance by competition authorities in Brazil and Columbia. As previously announced, the Columbian authority cleared the merger in early February 2024. The Administrative Council for Economic Defense in Brazil (“CADE”) is continuing to review the merger, with the maximum deadline for completing its review as no later than November 18, 2024. CADE’s review of the merger is ongoing and remains within the timeline anticipated by the Company.

Forward-Looking Statements

Some of the information contained in this press release may constitute “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. When the Company uses the words “believe,” “estimate,” “anticipate,” “appear to,” “expect,” “project,” “plan,” “likely,” “may” and similar expressions, the Company does so to identify forward-looking statements. Such statements are based on the Company’s then current expectations and are subject to a number of risks and uncertainties that could cause actual results to differ materially from those addressed in the forward-looking statements. It is possible that actual results may differ, possibly materially, from the forward-looking statements provided in this press release. Accordingly, you should not place undue reliance on these forward-looking statements. Factors that could cause actual results to differ from expectations include the following: the Company’s inability to complete the proposed transaction in a timely manner (or at all) and at the prices it has assumed; possible disruptions to customer and employee relationships and business operations caused by the proposed transaction; and the other factors discussed in the reports the Company files with or furnishes to the Securities and Exchange Commission (the “SEC”) from time to time, including the risks and important factors set forth in additional detail in “Risk Factors” in Part I, Item 1A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2023. Readers are urged to review and carefully consider the disclosures the Company makes in its filings with the SEC.
The Company does not undertake, and expressly disclaims any duty, to update any forward-looking statement made in this press release to reflect any change in management’s expectations or any change in conditions, assumptions or circumstances on which such statements are based, except as required by applicable law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1
Amendment No. 4, dated April 16, 2024, to the Second Amended and Restated Credit Agreement, dated June 29, 2022, by and among Tredegar Corporation, as borrower, certain of Tredegar Corporation’s material domestic subsidiaries, as guarantors, the lenders named therein, JPMorgan Chase Bank, N.A., as administrative agent, Citizens Bank, N.A. and PNC Bank, National Association, as co-syndication agents, and Bank of America, N.A., U.S. Bank National Association and Wells Fargo Bank, National Association, as co-documentation agents.

104	Cover Page Interactive Data File (formatted in iXBRL and contained in Exhibit 101).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TREDEGAR CORPORATION
(Registrant)

Date:	April 22, 2024	By:	/s/ Kevin C. Donnelly
Kevin C. Donnelly
Vice President, General Counsel and Corporate Secretary